UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2003

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-18051                      13-3487402
     --------                       -------                      ----------
  (State or other              (Commission File                 IRS Employer
  jurisdiction of                   Number)                 Identification No.)
  incorporation)


   203 East Main Street, Spartanburg, SC                         29319-9966
   -------------------------------------                         ----------
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 597-8000


          -----------------------------------------------------------
         (Former name or former address, if changed since last report)




Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Denny's Corporation on July 10, 2003.

Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On July 10, 2003, Denny's Corporation issued a press release announcing same-store sales for its company-owned restaurants during the five-week period and the quarter ended June 25, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  July 14, 2003                             /s/ Rhonda J. Parish
                                                 --------------------
                                                 Rhonda J. Parish
                                                 Executive Vice President,
                                                 General Counsel and Secretary